UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2002
                                                   -------------


                                AMERICREDIT CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                       1-10667                  75-2291093
            -----                       -------                  ----------
(State or other jurisdiction of     (Commission File           (IRS Employer
        incorporation)                  Number)              Identification No.)

              801 Cherry Street, Suite 3900,
                    Fort Worth, Texas                              76102
                    -----------------                              -----
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (817) 302-7000
                                                    ---------------


                                (Not Applicable)
                                 --------------
          (Former name or former address, if changed since last report)







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Item 5.  Other Events and Regulation FD Disclosure


         The Registrant files herewith the exhibit listed in Item 7(c) below.


Item 7(c).  Exhibits


         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:


                  99.1     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICREDIT CORP.
                                      (Registrant)


Date:  June 14, 2002                  By:  /s/ Preston A. Miller
                                         -----------------------------------
                                         Preston A. Miller
                                         Executive Vice President, Treasurer

                                INDEX TO EXHIBITS



Exhibit No.            Exhibit
-----------            -------

99.1                   Press Release